SYCUAN VALUE FUND (SYCUX)

Sycuan Funds

ADVISOR'S QUARTERLY UPDATE
3rd Quarter 2009

For the one year period ended September 30, 2009, the Sycuan Value Fund returned -7.39% versus -6.91% for the S&P 500 Index. Since inception on October 10, 2003, the annualized rate of return for the Sycuan Value Fund has been .24% versus 1.95% for the S&P 500 Index.

Positive factors impacting investment performance of the fund during the quarter included the Industrial (General Electric, Ingersoll-Rand & 3M Company) and Financial (HSBC Holdings, Bank of America & US Bancorp) and Information Technology Sectors (EBay and Cisco Systems). Negative factors impacting performance of the fund during the quarter included Healthcare (WellPoint Health Net, Johnson & Johnson & Astra Zeneca) and Consumer Staples (Procter & Gamble).

During the quarter additional shares of Walt Disney Company, Telefonica de Espana and Sysco Corporation were purchased in the fund because the investment adviser believed their share prices to still be attractive relative to their valuations. There were no sales transactions during the quarter.

Healthcare holdings (WellPoint, Pfizer, Johnson & Johnson, Sanofi-Aventis, Astra Zeneca and Novartis) represent the largest sector in the fund. The Industrial (3M Company, Ingersoll-Rand, Illinois Tool Works, General Electric, ITT Corp and General Dynamics) and Information Technology Sectors (Microsoft, Cisco Systems, EBay and Dell) are prominently represented as well. The Fund owns shares of common stock in 36 companies as of September 30, 2009.

Rather than focus on wildly fluctuating market prices of common stocks, of which the capital markets have provided ample supply of in recent months, we believe that the real risk that investors must assess is whether the rate of return from their original investment will provide them with as much, if not more, purchasing power in excess of the ultimate inflation rate that is experienced over the prospective holding period. The primary factors to be determined when purchasing small fractions of businesses (common stocks) are the same as if we were to acquire the entire enterprise. Our enthusiasm for an investment is enhanced when we find (1) businesses that we understand (2) with favorable long term rates of return on capital employed (3) operated by honest and competent management, and (4) priced attractively relative to their intrinsic value. We will continue to seek out businesses worldwide that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

Thank you for your continued confidence and support.

Sincerely,

Arthur Q. Johnson, CFA

Portfolio Manager

MANAGEMENT

Investment Team

Sycuan Capital Management

A.Q. Johnson & Co.

3007 Dehesa Road
El Cajon, CA 92019
Phone: 619-444-4048
Fax: 619-444-4775
www.sycuanfunds.com

INVESTMENT OBJECTIVES

The Sycuan Value Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its assets (at the time of purchase) in common stocks of companies that the Fund's sub-adviser believes are undervalued. Although the sub-adviser intends to invest the Fund's assets primarily in U.S. stocks, the Fund also may invest a significant portion of its assets (generally not to exceed 35% of its assets) in securities of foreign companies, including companies in emerging markets.

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2009

Microsoft Corp.	4.75%
WellPoint, Inc.	4.60%
Pfizer, Inc.	4.50%
3M Co.	4.30%
Ingersoll-Rand Co. Ltd.	4.17%
Illinois Tool Works, Inc.	4.15%
Cisco Systems, Inc.	4.11%
Bank of America Corp.	3.94%
General Electric Co.	3.67%
Johnson & Johnson	3.55%

Total # of Holdings = 36

PERFORMANCE AVERAGE ANNUALIZED RETURNS AS OF SEPTEMBER 30, 2009

	Since Inception	5 Year	3 Year	1 Year	Latest 3 Months**
Sycuan Value Fund	0.24%	-2.01	-8.20%	-7.39%	20.64%
S&P 500*	1.95%	1.02	-5.43%	-6.91%	15.61%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* The S&P 500 Index is a capitalization-weighted, unmanaged index containing industrial, utility, transportation, and financial companies generally regarded as representative of the US stock market. The returns for the S&P 500 Index are calculated on a total return basis with dividends reinvested net of foreign withholding taxes, but do not reflect fees, brokerage commissions or other expenses of investing.
**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.